UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Emergent BioSolutions Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2020. EMERGENT BIOSOLUTIONS INC. We are sending you this communication because you hold shares in EMERGENT BIOSOLUTIONS INC. 400 PROFESSIONAL DRIVE, SUITE 400 GAITHERSBURG, MARYLAND 20879 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information.You may view the complete proxy materials online at www.proxyvote.com or easily request a paper copy by following the instructions on the reverse side of this notice. We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D06033-P34284 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 26, 2020 Date: May 21, 2020Time: 9:00 a.m., EDT Location: Meeting live via the internet-please visit www.virtualshareholdermeeting.com/EBS2020. The company will be hosting the meeting live via the internet this year. To attend the meeting via the internet please visit www.virtualshareholdermeeting.com/EBS2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). Emergent BioSolutions Inc. XXXX XXXX XXXX XXXX

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D06034-P34284 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/EBS2020. Have the information that is printed in the box marked by the arrow(located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: Notice of the MeetingAnnual Report on Form 10-KProxy StatementProxy Card How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends a vote "FOR" the election of all Class II director nominees. 1. To elect three Class II directors to hold office for a term expiring at our 2023 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Nominees Class II: 1a. Zsolt Harsanyi, Ph.D. 1b. General George A. Joulwan 1c. Louis W. Sullivan, M.D. The Board of Directors recommends a vote "FOR" Proposals 2 and 3. 2. To ratify the appointment by the audit committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. Advisory vote to approve executive compensation. D06035-P34284 Voting Items

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